VOYA INTERMEDIATE BOND PORTFOLIO
Voya Intermediate Bond Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Class I, Class S, and Service 2 Class Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in a portfolio	any borrowings for investment purposes) in a
of bonds, including but not limited to corporate,	portfolio of bonds.
government and mortgage bonds, which, at the
time of purchase, are rated investment-grade (e.g.,
rated at least BBB- by S&P Global Ratings or
Baa3 by Moody’s Investors Service, Inc.) or have
an equivalent rating by a nationally recognized
statistical rating organization (“NRSRO”), or are
of comparable quality if unrated.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph and first four sentences of the second paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in a portfolio	any borrowings for investment purposes) in a
of bonds, including but not limited to corporate,	portfolio of bonds. For purposes of this 80%
government and mortgage bonds, which, at the	policy, bonds include, without limitation, bonds,
time of purchase, are rated investment-grade (e.g.,	debt instruments, and other fixed income and
rated at least BBB- by S&P Global Ratings or	income-producing debt instruments, of any kind,
Baa3 by Moody’s Investors Service, Inc.) or have	issued or guaranteed by governmental or private-
an equivalent rating by a nationally recognized	sector entities.
statistical rating organization (“NRSRO”), or are
of comparable quality if unrated. The Portfolio
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will provide shareholders with at least 60 days’	The Portfolio invests primarily in debt
prior notice of any change in this investment	instruments rated investment grade, including, but
policy.	not limited to, corporate, government and
mortgage bonds. Investment grade refers to a
Although the Portfolio may invest a portion of its	rating given by one or more nationally recognized
assets in high-yield (high risk) debt instruments	statistical rating organizations (“NRSROs”) (e.g.,
rated below investment grade (commonly referred	rated Baa3 or above by Moody’s Ratings
to as “junk bonds”), the Portfolio will seek to	(“Moody’s”), or BBB- or above by S&P Global
maintain a minimum weighted average portfolio	Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”))
quality rating of at least investment grade.	or, if unrated, determined by the Portfolio to be of
comparable quality. Although the Portfolio may
invest a portion of its assets in debt instruments
rated below investment grade (sometimes referred
to as “high-yield securities”, “high-yield bonds”,
or “junk bonds”), the Portfolio will seek to
maintain a minimum weighted average portfolio
quality rating of at least investment grade. Below
investment grade refers to a rating given by one or
more NRSROs (e.g., rated Ba1 or below by
Moody’s, or BB+ or below by S&P or Fitch) or, if
unrated, determined by the Portfolio to be of
comparable quality.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.
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